EXHIBIT 23.1 CONSENT OF ROTHSTEIN KASS & COMPANY, P.C.

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement of Magna-Lab Inc. on Form S-8 of our report dated June 1, 2005, which appears in the Annual Report on Form 10-KSB of Magna-Lab Inc. for the year ended February 28, 2005.


                                             \s\ Rothstein, Kass & Company, P.C.

ROSELAND, NEW JERSEY
June 14, 2005


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